EXHIBIT 32.2

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           I, Richard W. Lucas, as Chief Financial Officer of KSW, Inc. (the "Company"), certify, pursuant to 18 U.S.C.ss.1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

           (1) the accompanying Amendment No. 1 of the Annual Report on Form 10-K/A for the period ending December 31, 2002 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

           (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 29, 2004

                                                  /s/ Richard W. Lucas
                                                  ------------------------------
                                                  Richard W. Lucas
                                                  Chief Financial Officer